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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 27, 2004
                Date of Report (date of earliest event reported)

                               FRANKLIN BANK CORP.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                 000-50518                            11-3626383
(State or other jurisdiction of              (Commission File Number)                 (I.R.S. Employer
 incorporation or organization)                                                    Identification Number)


                         9800 RICHMOND AVENUE, SUITE 680
                              HOUSTON, TEXAS 77042
                    (Address of principal executive offices)


                                 (713) 339-8900
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changed since last report)

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ITEM 7. EXHIBITS

    (c) The following exhibits are being furnished herewith:

EXHIBIT NO.                         EXHIBIT DESCRIPTION
-----------     ----------------------------------------------------------------
99.1            Press release text of Franklin Bank Corp. dated April 27, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The attached Press Release discussing Franklin Bank Corp.'s results for the quarter ended March 31, 2004 is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and such exhibit and information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

EXHIBIT
NUMBER                                   DESCRIPTION
-------         ----------------------------------------------------------------

 99.1           Press Release issued April 27, 2004.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FRANKLIN BANK CORP.

Date: April 27, 2004                        By: /s/  RUSSELL MCCANN
                                               ---------------------------------
                                               Chief Financial Officer


                                      -3-

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                                   DESCRIPTION
-------         ----------------------------------------------------------------

 99.1           Press Release issued April 27, 2004.


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